Subsequent Events	9 Months Ended
Sep. 30, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a.
On November 17, 2017, the Company's shareholders voted in favor of increasing the authorized number of its Class A common shares to permit the issuance of Class A common shares as consideration for the merger with TIL. Concurrently, the merger was approved by the shareholders of TIL. The Company amended its amended and restated articles of incorporation and completed the merger on November 27, 2017, as a result of which TIL became a wholly-owned subsidiary of the Company. As consideration for the merger, the Company issued 88,977,544 Class A common shares to the TIL shareholders (other than the Company and its subsidiaries).

b.
In November 2017, the Company completed the sale of one Aframax tanker, the Kareela Spirit. The Company expects to recognize a loss on sale of this vessel of approximately $0.5 million in the quarter ending December 31, 2017.